EXHIBIT 1O(J)(6)


                                AMENDMENT FIVE TO
                        ADMINISTRATIVE SERVICES AGREEMENT


THIS FIFTH AMENDMENT TO THE ADMINISTRATIVE SERVICES AGREEMENT is entered into this 19th day of November, 2002, and effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.

WHEREAS, Transamerica and LMG entered into an Administrative Services Agreement, dated May 29, 1998, as amended, hereinafter referred to as the "Agreement," wherein LMG agreed to provide certain Transamerica accounting and service functions in consideration of the fees as set forth in APPENDIX B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:

     1.   Add to APPENDIX A, Policy Forms, as follows:

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
Product Name                                        Policy Form Numbers                 Effective Dates
-----------------------------------------------------------------------------------------------------------------------
*
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*                                                   *                                   *
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*                                                   *                                   *
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*                                                   *                                   *
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



     2. Appendix B, "Processing Fees," Section 2, is hereby amended to read as follows:

          "2. Agent Appointment and Termination: * per agent appointment per state; * per agent termination per state, effective July 1, 2002."


     3. Appendix C, "Services to be Provided, Section 1 Services, Clerical Processing of Agent Appointment and Termation with States" is hereby amended to read as follows:

          Clerical Processing of Agent Appointment and Termination with States

          Appointment

          1. Review signed Producer Agreement for completeness and accuracy, input agent information into LCS system (LMG agent database).


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          2.   Conduct  Background  Investigation on Producer,  including credit report, NAIC RIRS inquiry, Vector Check, state licensing check (in all States in which Producer requests appointment), criminal check, and past employment check.

          3.   If Producer meets LMG/Transamerica hiring criteria,  complete and
               mail  all  state   required   appointment   forms  or  electronic
               transmission of appointment data to state.

          4. Depending on state criteria, once appointment is effective, input appointment information into LCS system for renewal tracking, new business processing and weekly transmission to carrier.


          Termination

          1. LMG will complete the contract termination for a Producer with Transamerica. LMG will update their database and mail to the Producer a letter communicating the Contract termination. LMG will send the Contract Termination letter to Transamerica C&L. Transamerica will determine if a state(s) Appointment termination is required. If Transamerica terminates the producer state(s) appointment Transamerica will send a letter informing the producer and will copy LMG.

          2. Update LCS with appropriate appointment termination into LCS system to prohibit new business processing. Weekly transmission of agent termination information to carrier.

          Appointment Renewal Processing

          1. LMG will forward to Transamerica within three (3) business days of a written request by Transamerica any Producer address that is required to be provided to a regulatory agency."


     4. Appendix D, "Schedule of Authorized Personnel," is hereby amended to read as follows:

          Representing Transamerica

         "Authorized to modify this Agreement

          *
          *
          *
          *


          Authorized to provide day to day direction of LMG employees for items not covered in this Agreement


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

          *
          *
          *
          *


          Representing Legacy Marketing Group


          Lynda L. Regan, Chief Executive Officer
          R. Preston Pitts, President
          Steve Taylor, Chief Financial Officer
          Don Dady, Vice President of Marketing"

     5. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.



IN WITNESS HEREOF, the parties have hereto executed this Agreement.




LEGACY MARKETING GROUP



By: /s/ Don Dady
Title: Vice President
Date: November 21, 2002
Witness: /s/ Jackie Petersen



TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY


By: /s/ Ken Kilbane
Title: Vice President
Date: November 25, 2002
Witness: /s/ Caroline Kirst



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